UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Sana Biotechnology, Inc. (the “Company”) intends to discuss an updated corporate presentation (the “Corporate Presentation”) at the 41st Annual J.P. Morgan Healthcare Conference on January 10, 2023. A copy of the Corporate Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

By furnishing the information in this Item 7.01 of this Current Report, including Exhibit 99.1, the Company makes no admission as to the materiality of such information. The information contained herein is intended to be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Corporate Presentation, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information furnished with this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Corporate Presentation dated January 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sana Biotechnology, Inc.

Date: January 10, 2023	By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
Executive Vice President and General Counsel

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